UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2012

LEE ENTERPRISES, INCORPORATED

(Exact name of Registrant as specified in its charter)

Commission File Number 1-6227

Delaware	42-0823980
(State of Incorporation)	(I.R.S. Employer Identification No.)

201 N. Harrison Street, Davenport, Iowa 52801

(Address of Principal Executive Offices)

(563) 383-2100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Effectiveness of Plan of Reorganization

As previously disclosed on December 12, 2011 (the “Petition Date”), Lee Enterprises, Incorporated (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code” and the “Ch. 11 Proceedings”). On December 14, 2011, following approval by the Bankruptcy Court, the Company and certain of its subsidiaries entered into a debtor-in-possession financing facility consisting of a $40 million revolving credit facility (the “DIP Facility”).

On January 23, 2012, the Bankruptcy Court held a hearing and entered an order (the “Confirmation Order”) confirming the Second Amended Joint Prepackaged Plan of Reorganization for Lee Enterprises, Incorporated and its Debtor Subsidiaries (the “Plan”). Capitalized terms used but not defined in this Current Report on Form 8-K have the meanings set forth in the Plan.

On January 30, 2012 (the “Effective Date”), the Plan became effective and the Debtors emerged from bankruptcy. The description of the Plan in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Plan. A copy of the Plan is filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K filed with the United States Securities and Exchange Commission on January 26, 2012 and is incorporated by reference herein.

On January 30, 2012, the Company issued a news release announcing the effectiveness of the Plan and the Company’s emergence from the Ch. 11 Proceedings. A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

First Lien Debt. On the Effective Date, the Company entered into a new first lien credit agreement dated as of January 30, 2012 (the “Exit Credit Agreement”) by and among the Company, the lenders from time to time party thereto (“First Lien Lenders”), Deutsche Bank Trust Company Americas (“Deutsche Bank”), as Administrative Agent and Collateral Agent, and Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers. Pursuant to the Plan, the April 2012 debt maturities under the Company’s prepetition 2005 credit agreement (the “Prepetition Credit Agreement”) are extended in a structure of first lien debt under the Exit Credit Agreement and second lien debt under the Second Lien Loan Agreement (as described below).

The Exit Credit Agreement provides for a term loan of $689.5 million and a $40 million secured superpriority revolving credit facility with payment priority over the term loan. This revolving credit facility replaced the DIP Facility on the Effective Date. The revolving credit facility, which was not drawn on the Effective Date, may be used for general corporate purposes (including letters of credit). The term loan and the revolving credit facility mature in December 2015.

Interest on the term loan is LIBOR plus 6.25%, with a LIBOR floor of 1.25%. Interest on the revolving credit facility, when used, is LIBOR plus 5.5%, with a LIBOR floor of 1.25%. The Company may voluntarily prepay principal amounts outstanding or reduce commitments under the Exit Credit Agreement at any time without premium or penalty, upon proper notice and subject to certain limitations as to minimum amounts of prepayments.

Mandatory amortization payments for the term loan total $5 million for the remainder of the Company’s 2012 fiscal year, $11 million in 2013, $12.75 million in 2014 and $13.5 million prior to the final maturity in 2015. In addition, the Exit Credit Agreement requires principal payments based on calculated excess cash flow.

The Exit Credit Agreement requires that the Company comply with certain affirmative and negative covenants customary for financing of this nature, including maintenance of a minimum interest coverage ratio, maximum total leverage ratio and an annual capital expenditure limitation. The Exit Credit Agreement restricts the Company from paying dividends on its Common Stock and generally restricts the Company from repurchasing its Common Stock. Further, the Exit Credit Agreement restricts or limits, among other things, subject to certain exceptions, the ability of the Company and its subsidiaries to: (i) incur indebtedness, (ii) enter into mergers, acquisitions and asset sales, (iii) incur or create liens and (iv) enter into transactions with certain affiliates. The Exit Credit Agreement contains various representations and warranties and may be terminated upon occurrence of certain events of default. The Exit Credit Agreement also contains cross-default provisions tied to the terms of each of the Note Agreement and Guaranty (as defined below) and Second Lien Loan Agreement (as defined below).

The indebtedness under the Exit Credit Agreement is unconditionally guaranteed on a joint and several basis by substantially all of the Company’s existing and future, direct and indirect subsidiaries in which the Company holds a direct or indirect interest of more than 50% (collectively, the “First Lien Guarantors”), other than Pulitzer Inc. and its subsidiaries, which, unless otherwise separately stated below, includes St. Louis Post-Dispatch LLC, a wholly-owned subsidiary of Pulitzer (collectively, “Pulitzer”), pursuant to a Subsidiaries Guaranty dated as of January 30, 2012 (the “First Lien Subsidiaries Guaranty”), executed by the First Lien Guarantors in favor of Deutsche Bank, as Administrative Agent, for the benefit of the First Lien Lenders. The Company owns 50% of the capital stock of Madison Newspapers, Inc. (“MNI”), which publishes daily and Sunday newspapers and other publications in Madison, Wisconsin, and other Wisconsin locations. Neither MNI nor its subsidiaries are parties to the Plan or any of the material agreements described in this filing, nor are their respective assets or capital stock pledged or otherwise encumbered as a consequence thereof.

The Company and the First Lien Guarantors (as “First Lien Assignors”) entered into a Security Agreement dated as of January 30, 2012 (the “First Lien Security Agreement”) with Deutsche Bank, as Collateral Agent for the benefit of the First Lien Lenders. Under the agreement, the Exit Credit Agreement indebtedness is secured by first priority liens against, and security interests in, substantially all of the First Lien Assignors’ assets. The First Lien Assignors’ pledged assets include, among other things, equipment, inventory, accounts receivables, depository accounts, intellectual property and certain of their other tangible and intangible assets (excluding assets of Pulitzer).

Under the Exit Credit Agreement, certain of the First Lien Assignors, separately, granted first lien mortgages or deeds of trust, covering their real estate and improvements, to the First Lien Lenders (excluding the real estate of Pulitzer).

Also, the Exit Credit Agreement indebtedness is secured by first priority security interests in the stock and other equity interests owned by the Company and each First Lien Guarantor (excluding the capital stock and equity interests of or held by Pulitzer), pursuant to a Pledge Agreement dated as of January 30, 2012 (the “First Lien Pledge Agreement”) by and among the Company and the First Lien Guarantors, as Pledgors, in favor of Deutsche Bank, as Collateral Agent, for the benefit of the First Lien Lenders.

The First Lien Assignors’ first priority security interests and liens are subject to:

(a) an intercreditor agreement with the Second Lien Lenders, who hold a second priority security interest in substantially all of the assets of the Company and the First Lien Guarantors secured or pledged to the First Lien Lenders, pursuant to an Intercreditor Agreement dated as of January 30, 2012 (the “First Lien Intercreditor Agreement”) among Deutsche Bank, as Collateral Agent, for the First Lien Lenders, Wilmington Trust, National Association, as Collateral Agent, for the Second Lien Lenders, the Company and the First Lien Guarantors; and

(b) an Intercompany Subordination Agreement dated as of January 30, 2012 (the “First Lien Intercompany Subordination Agreement”) among the Company, the First Lien Guarantors and Deutsche Bank, as Collateral Agent, for the benefit of the First Lien Lenders.

Second Lien Debt. On the Effective Date, the Company entered into a Second Lien Loan Agreement dated as of January 30, 2012 (the “Second Lien Loan Agreement”) by and among the Company, the lenders from time to time party thereto (“Second Lien Lenders”), Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, and Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers.

The Second Lien Loan Agreement consists of a $175 million term loan with an interest rate of 15% maturing in April 2017. There are no scheduled mandatory amortization payments required, except as may be required in 2017 for income tax purposes.

On the Effective Date, the Second Lien Lenders received their pro rata share of the Company’s issuance of 6,743,640 shares of its Common Stock, par value $0.01 per share (the “Common Stock Issuance”), amounting to approximately 13% of outstanding shares on a pro forma basis on such date. Consistent with the Confirmation Order and applicable law, the Company relied on Section 1145 of the Bankruptcy Code to exempt the issuance of these shares of Common Stock from the registration requirements of the Securities Act of 1933, as amended.

The Second Lien Loan Agreement requires that the Company observe and perform substantially all affirmative and negative covenants required by the Exit Credit Agreement. However, the annual capital expenditure limitation is generally the only financial covenant imposed under the Second Lien Loan Agreement. Also, the Second Lien Loan Agreement contains various representations and warranties and may be terminated upon occurrence of certain events of default. Further, the Second Lien Loan Agreement contains cross-default provisions tied to the terms of each of the Exit Credit Agreement and Note Agreement and Guaranty.

The indebtedness under the Second Lien Loan Agreement is unconditionally guaranteed on a joint and several basis by the First Lien Guarantors and Pulitzer (collectively, the “Second Lien Guarantors”), other than TNI Partners (“TNI”), pursuant to a Subsidiaries Guaranty dated as of January 30, 2012 (the “Second Lien Subsidiaries Guaranty”), with the Second Lien Guarantors in favor of Wilmington Trust, National Association, as Administrative Agent, for the benefit of the Second Lien Lenders. The Company’s indirect subsidiary, Star Publishing Company (“Star Publishing”), has a 50% interest in TNI, the Tucson, Arizona, newspaper partnership. TNI acts as agent for Star Publishing and Citizen Publishing Company, a subsidiary of Gannett Co., Inc., the owner of the remaining 50% interest.

The Company and the Second Lien Guarantors (as “Second Lien Assignors”) entered into a Security Agreement dated as of January 30, 2012 (the “Second Lien Security Agreement”) with Wilmington Trust, National Association, as Collateral Agent, for the benefit of the Second Lien Lenders. Under the agreement, the Second Lien Loan Agreement indebtedness is secured by second priority liens against, and security interests in, substantially all of the Second Lien Assignors’ assets. The Second Lien Assignors’ pledged assets include, among other things, equipment, inventory, accounts receivables, depository accounts, intellectual property and certain of their other tangible and intangible assets (excluding TNI and the assets of Star Publishing used by or held for the benefit of TNI). The liens securing the loans under the Exit Credit Agreement are senior to the liens securing the loans under the Second Lien Loan Agreement.

Under the Second Lien Loan Agreement, certain of the Second Lien Assignors, separately, granted second lien mortgages or deeds of trust, covering their real estate and improvements, to the Second Lien Lenders (excluding the real estate of Star Publishing used by or held for the benefit of TNI).

Further, the Second Lien Loan Agreement indebtedness is secured by second priority security interest in the stock and other equity interests owned by the Company and the Second Lien Guarantors and their respective subsidiaries (excluding such interests of TNI), pursuant to a Pledge Agreement dated as of January 30, 2012 (the “Second Lien Pledge Agreement”) by and among the Company and the Second Lien Guarantors, as Pledgors, in favor of Wilmington Trust, National Association, as Collateral Agent, for the benefit of the Second Lien Lenders.

The Second Lien Assignors’ second priority security interests and liens are subject to:

(a) First Lien Intercreditor Agreement and the Pulitzer Intercreditor Agreement (as defined below); and

(b) the Pulitzer Intercompany Subordination Agreement (as defined below).

New Pulitzer Notes. On the Effective Date, St. Louis Post-Dispatch LLC (“PD LLC”) entered into a Note Agreement dated as of January 30, 2012 (the “Note Agreement”) with a group of institutional note holders from time to time party thereto (the “Noteholders”) to effect PD LLC’s issuance of new Pulitzer Notes (the “New Pulitzer Notes”) to the Noteholders. The New Pulitzer Notes are guaranteed by Pulitzer Inc. pursuant to a Guaranty Agreement dated as of January 30, 2012 (the “Pulitzer Guaranty Agreement” and collectively with the Note Agreement, the “Note Agreement and Guaranty”).

The Note Agreement and Guaranty and the New Pulitzer Notes replace the Note Agreement dated as of May 1, 2000, as amended, and the notes issued thereunder (the “Prepetition Note Agreement” and “Prepetition Pulitzer Notes”), and the related Guaranty Agreement dated as of May 1, 2000, as amended (together with the Prepetition Note Agreement, collectively, the “Prepetition Note Agreement and Guaranty”). On the Effective Date, each Holder of a Claim arising under the Prepetition Pulitzer Notes received its pro rata share of the New Pulitzer Notes.

The New Pulitzer Notes debt will carry an interest rate of 10.55%, increasing 0.75% in January 2013 and January of each year thereafter. Adjusted for principal payments of $5.0 million and non-cash fees in the amount of $3.5 million paid to the Noteholders on the Effective Date, the New Pulitzer Notes have a principal balance of $126.4 million. Mandatory amortization payments total $1.4 million in fiscal 2012 and $6.4 million annually thereafter prior to the final maturity in December 2015. The New Pulitzer Notes also require principal payments based on calculated excess cash flow.

PD LLC may voluntarily prepay principal amounts outstanding or reduce commitments under the New Pulitzer Notes at any time, in whole or in part, without premium or penalty, upon proper notice and consent from the Noteholders, and subject to certain limitations as to minimum amounts of prepayments.

The Note Agreement and Guaranty require that PD LLC and Pulitzer Inc. comply with certain affirmative and negative covenants customary for financing of this nature, including a minimum EBITDA ratio (as defined in the Pulitzer Guaranty Agreement) and an annual capital expenditure limitation. The Note Agreement and Guaranty place limitations or restrictions on, among other things, as applicable, PD LLC’s or Pulitzer’s ability to (i) incur additional debt, (ii) make distributions, loans, advances and investments, (iii) incur or create liens, (iv) enter into acquisitions, dispositions and mergers, (v) make certain restricted payments, (vi) enter into sale and leaseback transactions and (vii) enter into certain restrictive agreements involving any subsidiary of PD LLC or Pulitzer. The Note Agreement and Guaranty contain various representations and warranties and may be terminated upon occurrence of certain events of default. The Note Agreement and Guaranty also contain cross-default provisions tied to the terms of each of the Exit Credit Agreement and Second Lien Loan Agreement.

The New Pulitzer Notes are unconditionally guaranteed on a joint and several basis by Pulitzer Inc.’s subsidiaries excluding PD LLC (collectively, the “Pulitzer Subsidiary Guarantors”), other than TNI, pursuant to the Subsidiary Guaranty Agreement dated as of January 30, 2012 (the “Pulitzer Subsidiary Guaranty”), in favor of the Noteholders.

On the Effective Date, Pulitzer Inc., PD LLC and the Pulitzer Subsidiary Guarantors (as “Pulitzer Assignors”) entered into an agreement dated as of January 30, 2012 (the “Pulitzer Security Agreement”) with The Bank of New York Mellon Trust Company, N.A., as Collateral Agent. Under the agreement, the New Pulitzer Notes are secured by first priority liens against, and security interests in, substantially all of the Pulitzer Assignors’ assets. The Pulitzer Assignors’ pledged assets include, among other things, equipment, inventory, accounts receivables, depository accounts, intellectual property and certain of their other tangible and intangible assets (excluding assets of Star Publishing used by or held for the benefit of TNI).

Under the Note Agreement and Guaranty, PD LLC and certain of the Pulitzer Subsidiary Guarantors, separately, granted first lien mortgages or deed of trusts, covering their real estate and improvements, to the Noteholders (excluding real estate of Star Publishing used by or held for the benefit of TNI).

Further, the New Pulitzer Notes are secured by first priority security interests in the stock and other equity interests owned by Pulitzer Inc., PD LLC and the Pulitzer Subsidiary Guarantors (excluding Star Publishing), pursuant to a Pledge Agreement dated as of January 30, 2012 (the “Pulitzer Pledge Agreement”) by and among Pulitzer Inc., PD LLC and the Pulitzer Subsidiary Guarantors and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, in favor of the Noteholders.

The Pulitzer Assignors’ first priority security interests and liens are subject to:

(a) an intercreditor agreement with the Second Lien Lenders, who hold a second priority security interests in substantially all of the assets pledged by Pulitzer Inc., PD LLC and the Pulitzer Subsidiary Guarantors, pursuant to an Intercreditor Agreement dated as of January 30, 2012 (the “Pulitzer Intercreditor Agreement”) among The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, for the First Lien Lenders, Wilmington Trust, National Association, as Collateral Agent, for the Second Lien Lenders, Pulitzer Inc., PD LLC and the Pulitzer Subsidiary Guarantors; and

(b) the Intercompany Subordination Agreement dated as of January 30, 2012 (the “Pulitzer Intercompany Subordination Agreement”) among Pulitzer Inc., PD LLC, the Pulitzer Subsidiary Guarantors and Wilmington Trust, National Association, as Collateral Agent, for the Second Lien Lenders.

The foregoing summary descriptions of the First Lien Debt, Second Lien Debt and New Pulitzer Notes do not purport to be complete and are qualified in their entirety by reference to the Exit Credit Agreement, First Lien Subsidiaries Guaranty, First Lien Security Agreement, First Lien Pledge Agreement, First Lien Intercreditor Agreement, First Lien Intercompany Subordination Agreement, Second Lien Loan Agreement, Second Lien Subsidiaries Guaranty, Second Lien

Security Agreement, Second Lien Pledge Agreement, Note Agreement, Pulitzer Guaranty Agreement, Pulitzer Subsidiary Guaranty, Pulitzer Security Agreement, Pulitzer Pledge Agreement, Pulitzer Intercreditor Agreement and Pulitzer Intercompany Subordination Agreement, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13, 10.14, 10.15, 10.16 and 10.17, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Effective Date, by operation of the Plan (other than Claims and Interests being reinstated pursuant to the Plan) all of the following were cancelled: (a) the Prepetition Credit Agreement and all related documents (and the respective notes issued under the Prepetition Credit Agreement), (b) the DIP Revolving Facility and all related documents (and the respective notes issued under the facility), and (c) the Prepetition Note Agreement and Guaranty and all related documents (and the respective Prepetition Pulitzer Notes issued under the Prepetition Note Agreement).

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 “Entry into a Material Definitive Agreement” with respect to the Exit Credit Agreement, Second Lien Loan Agreement and Note and Guaranty Agreement is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above in Item 1.01 “Entry into a Material Definitive Agreement” with respect to the Common Stock Issuance is incorporated by reference in this Item 3.02.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth (a) above in Item 1.02 “Termination of a Material Definitive Agreement” with respect to the cancellation of the Prepetition Pulitzer Notes on the Effective Date is incorporated by reference in this Item 3.03, and (b) below in Item 5.03 “Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year” with respect to the adoption of the Certificate of Incorporation and By-Laws is incorporated by reference in this Item 3.03.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Company’s reorganization and emergence from the Bankruptcy Proceedings, on the Effective Date, the Company adopted an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) and Amended and Restated By-Laws (the “By-Laws”). The Certificate of Incorporation and By-Laws are similar in all material respects to the Company’s Restated Certificate of Incorporation, as amended, and Amended By-Laws as in effect immediately prior to the Effective Date, with the following material changes:

•	The Company’s Certificate of Incorporation reduced the par value of the Company’s Common Stock from $2.00 per share to $0.01 per share; and

•

Section 1123 of the Bankruptcy Code prohibits the issuance of non-voting equity securities as part of the Plan. The Certificate of Incorporation contains a provision requiring compliance with that section of the Bankruptcy Code. The restriction does not limit the Company’s ability to issue non-voting equity securities in the future.

The foregoing summary descriptions of the Certificate of Incorporation and By-Laws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Incorporation and By-Laws, attached hereto as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Forward-looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Current Report on Form 8-K contains information that may be deemed forward-looking that is based largely on our current expectations, and is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those anticipated. Among such risks, trends and other uncertainties, which in some instances are beyond our control, are our ability to generate cash flows and maintain liquidity sufficient to service our debt, comply with or obtain amendments or waivers of the financial covenants contained in our credit facilities, if necessary, and to refinance our debt as it comes due. Other risks and uncertainties include the impact and duration of continuing adverse economic conditions, changes in advertising demand, potential changes in newsprint and other commodity prices, energy costs, interest rates, availability of credit, labor costs, legislative and regulatory rulings, difficulties in achieving planned expense reductions, maintaining employee and customer relationships, increased capital costs, maintaining our listing status on the NYSE, competition and other risks detailed from time to time in our publicly filed documents. Any statements that are not statements of historical fact (including statements containing the words “may”, “will”, “would”, “could”, “believe”, “expect”, “anticipate”, “intend”, “plan”, “project”, “consider” and similar expressions) generally should be considered forward-looking statements. Readers are cautioned not to place undue reliance on such forward-looking statements, which are made as of the date of this Current Report on Form 8-K. We do not undertake to publicly update or revise our forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	3.1	Amended and Restated Certificate of Incorporation of the Company dated as of January 30, 2012

	3.2	Amended and Restated By-Laws of the Company dated as of January 30, 2012

10.1	Exit Credit Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated, the Lenders from time to time party thereto, Deutsche Bank Trust Company Americas, as Administrative Agent and Collateral Agent, and Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers

10.2	Subsidiaries Guaranty dated as of January 30, 2012 by and among certain Subsidiaries of Lee Enterprises, Incorporated from time to time, and Deutsche Bank Trust Company Americas, as Administrative Agent

10.3	Security Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, and Deutsche Bank Trust Company Americas, as Collateral Agent

10.4	Pledge Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, and Deutsche Bank Trust Company Americas, as Collateral Agent

10.5	Intercreditor Agreement dated as of January 30, 2012 by and among Deutsche Bank, as Collateral Agent, Wilmington Trust, National Association, as Collateral Agent, and Lee Enterprises, Incorporated and certain Subsidiaries thereof

10.6	Intercompany Subordination Agreement by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, and Deutsche Bank, as Collateral Agent

10.7	Second Lien Loan Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, the Lenders from time to time party thereto, Wilmington Trust, National Association, as Administrative Agent and Collateral Agent, and Deutsche Bank Securities Inc. and Goldman Sachs Lending Partners LLC, as Joint Lead Arrangers and Joint Bookrunning Managers

10.8	Subsidiaries Guaranty dated as of January 30, 2012, by and among St. Louis Post-Dispatch LLC and Pulitzer Inc. and certain Subsidiaries thereof, and Wilmington Trust, National Association, as Administrative Agent

10.9	Security Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, and Wilmington Trust, National Association, as Collateral Agent

10.10	Pledge Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated, St. Louis Post-Dispatch LLC and Pulitzer Inc. and certain Subsidiaries thereof, and Wilmington Trust, National Association, as Collateral Agent

10.11	Note Agreement dated as of January 30, 2012 by and among St. Louis Post-Dispatch LLC and certain Noteholders from time to time party thereto

10.12	Guaranty Agreement dated as of January 30, 2012 of Pulitzer Inc. in favor of certain Noteholders

10.13	Subsidiary Guaranty dated as of January 30, 2012 by and among certain Subsidiaries of Pulitzer Inc., and Wilmington Trust, National Association, as Administrative Agent

10.14	Security Agreement dated as of January 30, 2012 by and among Pulitzer Inc. and St. Louis Post-Dispatch LLC and certain Subsidiaries thereof, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

10.15	Pledge Agreement dated as of January 30, 2012 by and among Pulitzer Inc. and St. Louis Post-Dispatch LLC and certain Subsidiaries thereof, and The Bank of New York Mellon Trust Company, N.A., as Collateral Agent

10.16	Intercreditor Agreement dated as of January 30, 2012 by and among The Bank of New York Mellon Trust Company, N.A., as Collateral Agent, Wilmington Trust, National Association, as Collateral Agent, Pulitzer Inc. and St. Louis Post-Dispatch LLC and certain Subsidiaries thereof

10.17	Intercompany Subordination Agreement dated as of January 30, 2012 by and among Lee Enterprises, Incorporated and certain Subsidiaries thereof, Pulitzer Inc. and St. Louis Post-Dispatch LLC and certain Subsidiaries thereof, and Wilmington Trust, National Association, as Collateral Agent

99.1	News Release of Lee Enterprises, Incorporated dated January 30, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date: February 3, 2012	By:	/s/ Carl G. Schmidt
Carl G. Schmidt
Vice President, Chief Financial Officer, and Treasurer